SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 17, 2002

inTEST Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22529 (Commission File Number)	22-2370659 (I.R.S. Employer of Incorporation)

7 Esterbrook Lane
Cherry Hill, New Jersey 08003
(Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code:   (856) 424-6886

Item 5. Other Events.

On June 17, 2002, inTEST Corporation, a Delaware corporation, announced that it now expects to report revenues near the high-end of prior guidance for the quarter ending June 30, 2002, with EPS ahead of current First Call consensus. A copy of inTEST's news release is attached as Exhibit 99 hereto and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired:

  Not applicable.

(b)   Pro Forma Financial Information:

  Not applicable.

(c)   Exhibits:

  99  Press Release, dated June 17, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
      Hugh T. Regan, Jr.
      Treasurer, Secretary and
         Chief Financial Officer

Date:   June 17, 2002

EXHIBIT INDEX

99   Press Release, dated June 17, 2002